EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of ThermoEnergy Corporation (the "Company") on Form 10-Q/A for the period ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report"), I, Arthur S. Reynolds, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 22, 2009

By:	/s/ Arthur S. Reynolds
Name: Arthur S. Reynolds
Title: Chief Financial Officer at 10/14/2009